UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Sage Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! SAGE THERAPEUTICS, INC. 2024 Special Meeting Vote by January 30, 2024 11:59 PM ET V26724-S77629 You invested in SAGE THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Special Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on January 31, 2024. Get informed before you vote View the Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 17, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* January 31, 2024 9:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/SAGE2024SM

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. SAGE THERAPEUTICS, INC. 2024 Special Meeting Vote by January 30, 2024 11:59 PM ET Voting Items Board Recommends 1. To approve a one-time stock option exchange program for non-executive officer employees of Sage (the “Option Exchange Proposal”). For 2. To approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, For the approval of the Option Exchange Proposal. NOTE: To transact such other business as may properly come before the meeting or at any and all adjournments or postponements thereof.